                            FORM 8-K

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                 Date of Report:  March 12, 1997
                                  --------------

                  HOUSEHOLD FINANCE CORPORATION
                  -----------------------------
     (Exact name of registrant as specified in its charter)


Delaware              1-75                                36-1239445
--------------------------------------------------------------------
(State or other       (Commission File Number)        (IRS Employer
jurisdiction of                                       Identification
incorporation)                                        Number)

2700 Sanders Road, Prospect Heights, Illinois                  60070
--------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code 847/564-5000
                                                   ------------

Item 5.     Other Events

       Set forth in the Exhibit hereto is selected owned and managed financial information for Household Finance Corporation and subsidiaries (the "Company") as of and for the year ended
       December 31, 1996.


Item 7.     Financial Statements and Exhibits

       (a)  Financial statements of business acquired.

            Not applicable.

       (b)  Pro forma financial information.

            Not applicable.

       (c)  Exhibits.


            No.  Exhibit
            ---  -------

            99 Selected owned and managed financial information with respect to the operations of Household Finance Corporation and subsidiaries as of and for the year ended December 31, 1996.

                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                HOUSEHOLD FINANCE CORPORATION
                                -----------------------------
                                        (Registrant)



                           By:  /s/ David A. Schoenholz
                                -----------------------------
                                David A. Schoenholz
                                Vice President,
                                Chief Accounting Officer and
                                Chief Financial Officer,
                                (a Principal Financial Officer),
                                Director and on behalf of
                                Household Finance Corporation


Dated: March 12, 1997
       --------------

                          EXHIBIT INDEX


Exhibit No. Exhibit
----------- -------

99 Selected owned and managed financial information with respect to the operations of Household Finance Corporation and subsidiaries as of and for the year ended December 31, 1996.